UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 28, 2018

ETF Managers Group Commodity Trust I

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-36851	36-4793446
(Commission File Number)	(IRS Employer Identification No.)

30 Maple Street - Suite 2 Summit, New Jersey	07901
(Address of Principal Executive Offices)	(Zip Code)

(844) 383-6477

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On June 28, 2018, ETF Managers Group Commodity Trust I (the “Trust”) elected to change the fiscal year end for one of its series, Breakwave Dry Bulk Shipping ETF (“BDRY”), from a fiscal year of January 1 to December 31 to a fiscal year of July 1 to June 30. The Trust believes this change will provide numerous benefits, including aligning the annual reporting period for BDRY to be more consistent with the Trust and its other series. The Trust expects the change in fiscal year end for BDRY to have no impact on 2018 quarterly and annual financial results. BDRY’s current fiscal year will end on June 30, 2018 and its next fiscal year will commence on July 1, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ETF Managers Group Commodity Trust I

By:	/s/ John A. Flanagan
Name:	John A. Flanagan
Title:	ETF Managers Capital LLC, sponsor of
ETF Managers Commodity Trust I
Chief Financial Officer

Dated: June 29, 2018